                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                    PURSUANT TO SECTION 12(b) OR 12(g) OF THE
                       SECURITIES AND EXCHANGE COMMISSION


                 CHASE MANHATTAN BANK USA, National Association
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)
             (Exact name of registrant as specified in its charter)

                     CHASE MANHATTAN AUTO OWNER TRUST 2002-B
                     ---------------------------------------
                             (Issuer of Securities)

        United States                      333-74600                      22-2382028
----------------------------        ------------------------         -------------------
(State or other jurisdiction        (Commission File Number)            (IRS Employer
     of incorporation)                                               Identification No.)


White Clay Center, Building 200, Newark, Delaware                  19711
-------------------------------------------------                ----------
    (Address of principal executive offices)                     (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

If this Form relates to the  registration  of a class of        If this Form relates to the  registration of a class
debt  securities and is effective  upon filing  pursuant        of  debt  securities  and  is  to  become  effective
to  General  Instruction  A (c)  (1)  please  check  the        simultaneously   with   the   effectiveness   of   a
following:                                                      concurrent    registration   statement   under   the
                                                                Securities   Act  of  1933   pursuant   to   General
_____                                                           Instruction A (c) (2) please check the following:

                                                                __X__

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Securities to be registered to Section 12(b) of the Act:

         Title of each Class              Name of each Exchange on which
         to be registered                 each Class is to be registered

----------------------------------        -------------------------------------

----------------------------------        -------------------------------------


Securities to be registered pursuant to Section 12 (g) of the Act:

                       Class A-1 Asset Backed Notes
---------------------------------------------------------------------------
                             (Title of Class)


                       Class A-2 Asset Backed Notes
--------------------------------------------------------------------------
                             (Title of Class)


                       Class A-3 Asset Backed Notes
--------------------------------------------------------------------------
                             (Title of Class)


                       Class A-4 Asset Backed Notes
--------------------------------------------------------------------------
                             (Title of Class)


                         Asset Backed Certificates
--------------------------------------------------------------------------
                             (Title of Class)



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Item 1.  Description of Registrant's Securities to be Registered:

         The Registrant has filed with the Securities and Exchange Commission (the "Commission") a Registration Statement on Form S-3 (file no. 333-74600) with respect to the securities being registered hereunder, and has filed with the Commission pursuant to Rule 424 (b) under the Securities Act of 1933, as amended, the final form of the prospectus relating to the initial offering of such securities, which includes a description of such securities. Such prospectus is hereby incorporated by reference herein.

Item 2.  Exhibits

1. Form of Pooling and Servicing Agreement.*




----------------
* Incorporated by reference to the Registrant's Registration Statement


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                                    SIGNATURE



         Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.


Dated:  February 28, 2003

                                     Chase Manhattan Bank USA, National
                                     Association, as Servicer


                                     By: /s/ Patricia M. Garvey
                                     -----------------------------------
                                     Name:  Patricia M. Garvey
                                     Title: Vice President